UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 6, 2008

MILLENNIUM INDIA ACQUISITION COMPANY INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

333-133189 20-4531310 (Commission File Number) (IRS Employer Identification No.)

330 East 38th Street

Suite 30F

New York, New York 10016

(Address of principal executive offices and zip Code)

Registrant’s telephone number, including area code: (917) 640-2151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On October 6, 2008 the registrant issued a press release announced that its principal investment - SMC Group - has signed a Memorandum of Understanding with Punjab National Bank (PNB), a copy of which is attached hereto as Exhibit [99.1] and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

99.1 Press Release announces online trading alliance between SMC Group and Punjab National Bank

 [Press release dated October 6, 2008]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENNIUM INDIA ACQUISITION COMPANY INC. /s/ F. Jacob Cherian
Date: October 6, 2008	F. Jacob Cherian Chairman and Chief Executive Officer